SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING INSTITUTIONAL MONEY MARKET FUNDS
For the Allspring Heritage Money Market Fund
Allspring Municipal Cash Management Money Market Fund

ALLSPRING RETAIL MONEY MARKET FUNDS
For the Allspring Money Market Fund
Allspring National Tax-Free Money Market Fund
(collectively, the “Funds”)

On July 12, 2023, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules that govern money market funds under the Investment Company Act of 1940. Among other changes, the amendments revise Rule 2a-7, the primary rule governing the operation of money market funds, to:

1.	remove the ability for a fund board to temporarily suspend redemptions if the fund’s liquidity falls below a threshold;

2.	remove the tie between liquidity thresholds and the potential imposition of liquidity fees;

3.	adopt a new mandatory liquidity fee framework for institutional prime and institutional tax-exempt money market funds when net redemptions exceed 5% of net assets; and

4.	adopt a discretionary liquidity fee for all non-government money market funds, to be applied when the board (or its delegate) determines that the fee is in the best interests of the fund.

The effective date of (1) and (2) above is October 2, 2023. Accordingly, as of such date, the sub-section entitled “Liquidity Fees and Redemption Gates” contained within the section of the Funds’ Prospectuses entitled “Buying and Selling Fund Shares” is hereby removed.

In addition, as of this date, the sentence “The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors” contained within the first paragraph under the heading “Principal Investment Risks” in each Fund’s “Fund Summary” section is hereby deleted.

The Allspring Institutional Money Market Funds must comply with (3) above by October 2, 2024 and the Funds must comply with (4) above by April 2, 2024. The Funds may voluntarily choose to begin to rely on the mandatory and discretionary liquidity fee provisions at any time between October 2, 2023 and the applicable compliance date (October 2, 2024 and April 2, 2024, respectively), and Fund shareholders will be notified in advance if the Funds choose to do so.

October 2, 2023	SUP0452 10-23